EXHIBIT 99.1

Comtech Appoints Mary Jane Raymond to its Board of Directors

Chandler, Ariz. – December 11, 2025 – Comtech Telecommunications Corp. (NASDAQ: CMTL) (“Comtech” or the “Company”), a global communications technology leader, today announced that its Board of Directors (the “Board”) has appointed Mary Jane Raymond as an independent director, effective December 11, 2025. Following Ms. Raymond’s appointment, the Board consists of eight directors.

Ms. Raymond brings more than three decades of public company finance and governance experience. From 2014 through 2024, she served as Chief Financial Officer of Coherent Corp. (NYSE: COHR), formerly II-VI Incorporated, a global leader in engineered materials and optoelectronic components with revenue exceeding $5.8 billion. She previously held senior finance, risk management and M&A roles at Hudson Global, Dun & Bradstreet, Lucent Technologies and Cummins Engine Company. Since 2019, Ms. Raymond has served as an independent director and member of the Audit Committee of Veeco Instruments Inc. (NASDAQ: VECO), a semiconductor and compound semiconductor process equipment company.

“We are pleased to welcome Mary Jane to the Board,” said Ken Traub, Chairman, President and CEO of Comtech. “With Comtech’s recent positive momentum, it is a good time for us to enhance our Board, as we look forward to benefitting from Mary Jane’s broad governance, finance, internal control oversight, M&A and operational capabilities.”

“I am honored to join Comtech’s Board of Directors as an independent director,” said Ms. Raymond. “I have been impressed with Comtech’s progress over the past several months and I look forward to contributing going forward.”

About Mary Jane Raymond
Ms. Raymond served as Chief Financial Officer of Coherent Corp., formerly II-VI Incorporated, from 2014 through 2024, where she oversaw global finance, treasury, tax and investor relations and played a key role in financing and integrating multiple strategic acquisitions. From 2005 to 2013, she was Executive Vice President and Chief Financial Officer of Hudson Global, Inc., where she led the company’s global finance organization and supported a multiyear portfolio rationalization and capital structure improvement. Earlier in her career, Ms. Raymond held senior positions including Chief Risk Officer and Principal Accounting Officer and Corporate Controller at Dun & Bradstreet, Vice President of Merger Integration at Lucent Technologies, and a series of finance, strategy and general management roles at Cummins Engine Company. She is a Certified Management Accountant and an NACD Certified Director and currently serves on the Board of Directors and Audit Committee of Veeco Instruments Inc. (NASDAQ: VECO), in addition to her service on several non-profit boards over the course of her career.

About Comtech
Comtech Telecommunications Corp. is a leading provider of satellite and space communications technologies; terrestrial and wireless network solutions; Next Generation 911 (“NG911”) and emergency services; and cloud native capabilities to commercial and government customers around the world. Through its culture of innovation and employee empowerment, Comtech leverages its global presence and decades of technology leadership and experience to create some of the world’s most innovative solutions for mission-critical communications. For more information, please visit www.comtech.com.

Cautionary Note Regarding Forward-Looking Statements
Certain information in this press release contains, and oral statements made by our representatives from time to time may contain forward-looking statements. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “outlook,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would,” and similar references to future periods, or the negative of those words and expressions, as well as statements in future tense. Forward-looking statements include, among others, statements regarding our expectations for our strategic alternatives process, our expectations for further portfolio-shaping opportunities, our expectations for other operational initiatives, our expectations for completing further financing initiatives, our future performance and financial condition, the plans and objectives of our management and our assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under our control which may cause our actual results, future performance and financial condition, and achievement of our plans and objectives of our management to be materially different from the results, performance or other expectations implied by these forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or our good faith belief with respect to future events, and is subject to risks and uncertainties that are difficult to predict and many of which are outside of our control. Factors that could cause actual results to differ materially from current expectations include, among other things: the outcome and effectiveness of the aforementioned strategic alternatives process, further portfolio-shaping opportunities, other operational initiatives, and the completion of further financing activities; our ability to access capital and liquidity; our ability to implement changes in our executive leadership; the possibility that the expected benefits from our strategic activities will not be fully realized, or will not be realized within the anticipated time periods; the risk that acquired businesses will not be integrated successfully; impacts from, and uncertainties regarding, future actions that may be taken by activist stockholders; the possibility of disruption from acquisitions or dispositions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that we will be unsuccessful in implementing a tactical shift in our Satellite and Space Communications segment away from bidding on large commodity service contracts and toward pursuing contracts for our niche products and solutions with higher margins; the nature and timing of our receipt of, and our performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; the timing and amount of adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements or rebranding; changing customer demands and/or procurement strategies and our ability to scale opportunities and deliver solutions to current and prospective customers; changes and uncertainty in prevailing economic and political conditions (including financial and capital market conditions), including as a result of military conflicts or any tariff, trade restrictions or similar matters; impact of government shutdowns; changes to government procurement practices; changes in the price of oil in global markets; changes in prevailing interest rates and foreign currency exchange rates; risks associated with our legal proceedings, customer claims for indemnification, and other similar matters; risks associated with our obligations under our credit facilities; risks associated with our large contracts; risks associated with supply chain disruptions; and other factors described in this and our other filings with the Securities and Exchange Commission (“SEC”). However, these risks are not the only risks that we face. Additional risks and uncertainties, not currently known to us or that do not currently appear to be material, may also materially adversely affect our business, financial condition and/or operating results in the future. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” (Part I, Item 1A of our Form 10-K for fiscal 2025), as well as in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of our SEC filings. We do not intend to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

Investor Relations Contact	Media Contacts
Maria Ceriello	Jamie Clegg	Longacre Square Partners
631-962-7115	480-532-2523	comtech@longacresquare.com
Maria.Ceriello@comtech.com	Jamie.Clegg@comtech.com